Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Shares	Value
COMMON STOCKS† - 5.4%
Financial - 4.9%
Pershing Square Tontine Holdings Ltd. — Class A*,1,2	1,042,740	$20,573,260
Aequi Acquisition Corp. — Class A*,1,2	738,900	7,174,719
KKR Acquisition Holdings I Corp. — Class A*,2	683,132	6,612,718
RXR Acquisition Corp. — Class A*,2	151,468	1,476,813
TPG Pace Beneficial II Corp.*,2	124,882	1,211,356
MSD Acquisition Corp. — Class A*,2	116,869	1,138,304
AfterNext HealthTech Acquisition Corp.*,2	107,300	1,059,051
Conyers Park III Acquisition Corp.*,2	99,600	993,012
Waverley Capital Acquisition Corp. 1*,2	93,900	939,000
Soaring Eagle Acquisition Corp. — Class A*,2	85,487	852,305
TPG Pace Solutions Corp.*,2	70,577	702,241
Acropolis Infrastructure Acquisition Corp.*,2	69,500	689,440
Blue Whale Acquisition Corp. I*,2	57,300	615,975
Exide Technologies*,†††	342	341,710
Colicity, Inc. — Class A*,2	32,421	312,538
Colicity, Inc.*,2	6,532	64,014
RXR Acquisition Corp.*,2	3,243	32,106
Total Financial		44,788,562
Technology - 0.2%
Matterport, Inc.*	79,600	1,282,356
Qlik Technologies, Inc. - Class A*,†††	56	78,951
Qlik Technologies, Inc. - Class B*,†††	13,812	1
Total Technology		1,361,308
Consumer, Non-cyclical - 0.1%
ATD New Holdings, Inc.*,††	13,571	919,435
Cengage Learning Holdings II, Inc.*,††	11,126	239,209
Save-A-Lot*,††	15,565	87,556
Targus Group International Equity, Inc.*,†††,3	12,989	31,629
Chef Holdings, Inc.*,†††	31	1,718
Total Consumer, Non-cyclical		1,279,547
Utilities - 0.1%
TexGen Power LLC††	22,219	899,870
Energy - 0.1%
SandRidge Energy, Inc.*	39,565	352,128
Unit Corp.*	5,916	130,152
Permian Production Partners LLC†††	86,684	110,089
Titan Energy LLC*,†††,1	9,603	1
Total Energy		592,370
Communications - 0.0%
Figs, Inc. — Class A*	10,450	428,554
Industrial - 0.0%
BP Holdco LLC*,†††,3	55,076	38,828
Vector Phoenix Holdings, LP*,†††	55,076	15,146
Total Industrial		53,974
Total Common Stocks
(Cost $48,748,790)		49,404,185
PREFERRED STOCKS†† - 4.8%
Financial - 4.4%
Bank of America Corp., 4.38%	240,000	6,259,200
First Republic Bank, 4.25%	158,000	4,019,520
Public Storage, 4.63%	144,400	3,999,880
Wells Fargo & Co., 4.70%	148,000	3,822,840
Prudential Financial, Inc., 4.13% due 09/01/60	140,000	3,647,000
PartnerRe Ltd., 4.88%	128,000	3,489,280
W R Berkley Corp., 4.13% due 03/30/61	126,000	3,389,400
American Financial Group, Inc., 4.50% due 09/15/60	100,000	2,719,000
CNO Financial Group, Inc., 5.13% due 11/25/60	80,000	2,134,400
Equitable Holdings, Inc., 4.30%	82,000	2,064,760
First Republic Bank, 4.13%	54,800	1,388,632
Assurant, Inc., 5.25% due 01/15/61	40,000	1,084,000
W R Berkley Corp., 4.25% due 09/30/60	36,800	986,240
Selective Insurance Group, Inc., 4.60%	36,000	936,000
Exide Technologies*,†††	761	761,240
Public Storage, 4.13%	16,400	428,368
Total Financial		41,129,760
Government - 0.4%
Farmer Mac, 5.75%	112,000	3,002,720
AgriBank FCB, 6.88%[4]	4,000	432,000
Total Government		3,434,720
Total Preferred Stocks
(Cost $42,179,724)		44,564,480
WARRANTS† - 0.1%
Matterport, Inc.
Expiring 08/24/27*	135,954	789,893
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,2	170,782	170,782
Aequi Acquisition Corp.
Expiring 11/30/27*,2	246,299	160,094
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25*,2	115,860	156,944
Soaring Eagle Acquisition Corp. - Class A
Expiring 12/31/27*,2	17,096	38,979
MSD Acquisition Corp.
Expiring 05/13/23*,2	23,373	30,385
RXR Acquisition Corp.
Expiring 03/08/26*,2	30,292	24,234

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Shares	Value
WARRANTS† - 0.1% (continued)
Colicity, Inc. - Class A
Expiring 12/31/27*,2	6,483	$4,732
Total Warrants
(Cost $2,489,499)		1,376,043
CLOSED-END FUNDS† - 4.7%
BlackRock Taxable Municipal Bond Trust[1]	285,768	7,552,849
Nuveen Taxable Municipal Income Fund	288,424	6,743,353
Nuveen AMT-Free Municipal Credit Income Fund	289,378	5,263,786
BlackRock Corporate High Yield Fund, Inc.[1]	361,116	4,550,062
Invesco Municipal Opportunity Trust[1]	226,390	3,176,252
Invesco Trust for Investment Grade Municipals	207,369	2,957,082
Invesco Municipal Trust[1]	184,293	2,596,688
Invesco Advantage Municipal Income Trust II1	160,639	2,041,722
Blackstone Strategic Credit Fund[1]	133,677	1,852,763
BlackRock Municipal Income Trust	107,502	1,679,181
BlackRock Credit Allocation Income Trust[1]	84,909	1,301,655
Ares Dynamic Credit Allocation Fund, Inc.[1]	67,119	1,093,368
Nuveen AMT-Free Quality Municipal Income Fund	30,353	482,006
BlackRock Debt Strategies Fund, Inc.[1]	35,574	410,524
Nuveen Quality Municipal Income Fund	25,068	407,856
Eaton Vance Limited Duration Income Fund[1]	30,426	405,579
Western Asset High Income Opportunity Fund, Inc.[1]	60,865	319,541
BlackRock MuniVest Fund, Inc.[1]	24,084	236,023
Total Closed-End Funds
(Cost $37,069,416)		43,070,290
MONEY MARKET FUND† - 1.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 0.01%[5]	15,017,973	15,017,973
Total Money Market Fund
(Cost $15,017,973)		15,017,973
	Face Amount~
CORPORATE BONDS†† - 53.8%
Financial - 19.3%
Morgan Stanley Finance LLC
1.50% due 10/23/29[7]	13,500,000	14,557,050
Dyal Capital Partners III
4.40% due 06/15/40†††	10,000,000	10,347,737
Wilton RE Ltd.
6.00%†††,1,4,8,9	6,300,000	6,868,071
Kuvare US Holdings, Inc.
7.00% due 02/17/51[4,8]	6,400,000	6,633,062
Liberty Mutual Group, Inc.
4.30% due 02/01/61[1,8]	6,800,000	6,443,772
Citigroup, Inc.
3.88%[1,4,9]	4,000,000	4,115,000
4.00%[1,4,9]	1,750,000	1,815,625
Charles Schwab Corp.
5.38%[1,4,9]	3,000,000	3,333,900
4.00%[1,4,9]	2,350,000	2,455,162
National Life Insurance Co.
10.50% due 09/15/39[8]	3,400,000	5,547,355
Iron Mountain, Inc.
5.63% due 07/15/32[8]	5,000,000	5,430,525
Markel Corp.
6.00%[1,4,9]	4,770,000	5,301,378
Hampton Roads PPV LLC
6.62% due 06/15/53[8]	4,500,000	5,074,473
GLP Capital Limited Partnership / GLP Financing II, Inc.
4.00% due 01/15/31[1]	3,410,000	3,692,485
5.30% due 01/15/29[1]	1,050,000	1,232,931
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[8]	4,500,000	4,612,500
Home Point Capital, Inc.
5.00% due 02/01/26[1,8]	5,300,000	4,584,500
RXR Realty LLC
5.25% due 07/17/25†††	4,200,000	4,538,856
QBE Insurance Group Ltd.
7.50% due 11/24/43[1,4,8]	3,000,000	3,360,000
5.88%[1,4,8,9]	950,000	1,048,942
Hunt Companies, Inc.
5.25% due 04/15/29[8]	4,350,000	4,263,000
NFP Corp.
6.88% due 08/15/28[8]	4,075,000	4,181,969
United Wholesale Mortgage LLC
5.50% due 11/15/25[1,8]	3,650,000	3,741,250
5.50% due 04/15/29[8]	300,000	294,000
Equitable Holdings, Inc.
4.95%[1,4,9]	3,650,000	3,969,375
Host Hotels & Resorts, LP
3.50% due 09/15/30	3,610,000	3,803,645
OneMain Finance Corp.
4.00% due 09/15/30	1,700,000	1,703,638
6.13% due 03/15/24[1]	1,500,000	1,616,250
6.63% due 01/15/28[1]	250,000	288,557
Bank of America Corp.
6.50%[1,4,9]	2,000,000	2,255,000
6.30%[1,4,9]	1,000,000	1,162,150
Cushman & Wakefield US Borrower LLC
6.75% due 05/15/28[8]	3,150,000	3,411,166
American Equity Investment Life Holding Co.
5.00% due 06/15/27[1]	2,950,000	3,369,970

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 53.8% (continued)
Financial - 19.3% (continued)
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49	2,800,000	$3,294,702
Lincoln National Corp.
4.38% due 06/15/50[1]	2,560,000	3,181,350
LPL Holdings, Inc.
4.00% due 03/15/29[8]	3,050,000	3,114,965
Global Atlantic Finance Co.
4.70% due 10/15/51[1,4,8]	2,700,000	2,767,848
Wells Fargo & Co.
3.90%[4,9]	2,250,000	2,335,027
Assurant, Inc.
4.90% due 03/27/28	1,950,000	2,279,780
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[8]	1,882,025	2,240,972
Fairfax Financial Holdings Ltd.
3.38% due 03/03/31[1,8]	2,000,000	2,110,934
Kennedy-Wilson, Inc.
5.00% due 03/01/31[1]	2,000,000	2,080,580
First American Financial Corp.
4.00% due 05/15/30[1]	1,740,000	1,944,309
MetLife, Inc.
3.85%[1,4,9]	1,820,000	1,911,000
OneAmerica Financial Partners, Inc.
4.25% due 10/15/50[1,8]	1,730,000	1,876,977
Newmark Group, Inc.
6.13% due 11/15/23[1]	1,450,000	1,573,250
Weyerhaeuser Co.
6.88% due 12/15/33[1]	1,100,000	1,537,457
Allianz SE
3.50%[1,4,8,9]	1,400,000	1,451,100
Reinsurance Group of America, Inc.
3.15% due 06/15/30[1]	1,000,000	1,076,427
Atlas Mara Ltd.
due 12/31/21†††,10,11	2,200,000	1,050,940
PartnerRe Finance B LLC
4.50% due 10/01/50[1,4]	950,000	996,262
PHM Group Holding Oy
4.75% due 06/18/26	EUR 800,000	958,110
Fort Benning Family Communities LLC
6.09% due 01/15/51[8]	709,084	934,672
Pacific Beacon LLC
5.63% due 07/15/51[8]	680,878	764,392
Bank of New York Mellon Corp.
4.70%[1,4,9]	670,000	736,330
AmWINS Group, Inc.
4.88% due 06/30/29[8]	700,000	711,375
Macquarie Bank Ltd.
3.62% due 06/03/30[8]	640,000	681,743
Greystar Real Estate Partners LLC
5.75% due 12/01/25[1,8]	450,000	460,125
Fort Gordon Housing LLC
6.32% due 05/15/51[8]	200,000	247,608
USI, Inc.
6.88% due 05/01/25[1,8]	150,000	153,045
Total Financial		177,524,574
Consumer, Cyclical - 8.7%
Delta Air Lines, Inc.
7.00% due 05/01/25[1,8]	9,635,000	11,261,499
Marriott International, Inc.
4.63% due 06/15/30	2,320,000	2,666,711
3.50% due 10/15/32[1]	1,400,000	1,494,912
2.85% due 04/15/31	1,280,000	1,306,181
5.75% due 05/01/25[1]	490,000	562,808
Air Canada Class A Pass Through Trust
5.25% due 04/01/29[1,8]	5,060,601	5,497,626
Walgreens Boots Alliance, Inc.
4.10% due 04/15/50[1]	3,800,000	4,302,165
Delta Air Lines, Inc. / SkyMiles IP Ltd.
4.75% due 10/20/28[1,8]	3,600,000	4,005,000
JB Poindexter & Company, Inc.
7.13% due 04/15/26[1,8]	3,500,000	3,692,500
Williams Scotsman International, Inc.
4.63% due 08/15/28[1,8]	3,550,000	3,683,125
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
6.50% due 06/20/27[1,8]	2,950,000	3,204,733
Live Nation Entertainment, Inc.
6.50% due 05/15/27[1,8]	2,550,000	2,811,375
HP Communities LLC
6.16% due 09/15/53[8]	1,000,000	1,289,319
6.82% due 09/15/53[8]	945,652	1,130,388
United Airlines, Inc.
4.63% due 04/15/29[1,8]	2,300,000	2,386,710
Air Canada
4.63% due 08/15/29[8]	CAD 2,800,000	2,232,987
Yum! Brands, Inc.
4.63% due 01/31/32	1,850,000	2,002,181
7.75% due 04/01/25[1,8]	200,000	215,478
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[1,8]	2,000,000	2,082,500
Hyatt Hotels Corp.
5.75% due 04/23/30[1]	1,690,000	2,029,209
Aramark Services, Inc.
6.38% due 05/01/25[1,8]	1,750,000	1,852,463
5.00% due 02/01/28[1,8]	110,000	114,380
Powdr Corp.
6.00% due 08/01/25[1,8]	1,825,000	1,927,547
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[1,8]	1,875,000	1,871,250
JetBlue Class A Pass Through Trust
4.00% due 11/15/32[16]	1,654,051	1,812,726

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 53.8% (continued)
Consumer, Cyclical - 8.7% (continued)
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.75% due 01/20/26[1,8]	1,650,000	$1,737,664
Six Flags Theme Parks, Inc.
7.00% due 07/01/25[1,8]	1,575,000	1,683,281
Wyndham Hotels & Resorts, Inc.
4.38% due 08/15/28[1,8]	1,625,000	1,681,371
Suburban Propane Partners Limited Partnership / Suburban Energy Finance Corp.
5.00% due 06/01/31[8]	1,000,000	1,030,000
5.88% due 03/01/27[1]	610,000	636,687
Picasso Finance Sub, Inc.
6.13% due 06/15/25[1,8]	1,338,000	1,414,935
Scotts Miracle-Gro Co.
4.00% due 04/01/31[1,8]	1,300,000	1,303,250
Boyne USA, Inc.
4.75% due 05/15/29[1,8]	1,250,000	1,287,500
CD&R Smokey Buyer, Inc.
6.75% due 07/15/25[1,8]	1,025,000	1,091,051
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[1,8]	1,000,000	1,036,250
Vail Resorts, Inc.
6.25% due 05/15/25[1,8]	600,000	639,300
Ferguson Finance plc
3.25% due 06/02/30[1,8]	490,000	533,316
United Airlines Class AA Pass Through Trust
3.45% due 12/01/27	482,996	509,546
Boyd Gaming Corp.
8.63% due 06/01/25[1,8]	250,000	271,200
Wabash National Corp.
5.50% due 10/01/25[1,8]	100,000	101,250
Total Consumer, Cyclical		80,392,374
Consumer, Non-cyclical - 6.1%
Altria Group, Inc.
3.70% due 02/04/51[1]	6,000,000	5,811,907
CPI CG, Inc.
8.63% due 03/15/26[8]	4,150,000	4,526,820
Sotheby’s
7.38% due 10/15/27[1,8]	3,400,000	3,607,570
US Foods, Inc.
6.25% due 04/15/25[1,8]	1,950,000	2,054,812
4.75% due 02/15/29[8]	1,400,000	1,433,250
Sabre GLBL, Inc.
7.38% due 09/01/25[1,8]	2,225,000	2,352,938
9.25% due 04/15/25[1,8]	750,000	864,375
Acadia Healthcare Company, Inc.
5.00% due 04/15/29[1,8]	2,400,000	2,502,000
5.50% due 07/01/28[8]	550,000	580,250
Kraft Heinz Foods Co.
5.20% due 07/15/45[1]	1,250,000	1,602,504
4.38% due 06/01/46[1]	850,000	984,541
Post Holdings, Inc.
4.50% due 09/15/31[1,8]	2,300,000	2,320,125
Royalty Pharma plc
3.55% due 09/02/50[1]	2,100,000	2,101,812
Nathan’s Famous, Inc.
6.63% due 11/01/25[1,8]	2,050,000	2,091,410
Legends Hospitality Holding Company LLC / Legends Hospitality Co-Issuer, Inc.
5.00% due 02/01/26[8]	2,000,000	2,060,000
Nielsen Finance LLC / Nielsen Finance Co.
5.63% due 10/01/28[8]	1,900,000	1,997,375
Cheplapharm Arzneimittel GmbH
5.50% due 01/15/28[1,8]	1,950,000	1,993,875
DaVita, Inc.
4.63% due 06/01/30[1,8]	1,900,000	1,985,215
Spectrum Brands, Inc.
5.50% due 07/15/30[1,8]	1,700,000	1,825,375
Gartner, Inc.
4.50% due 07/01/28[1,8]	1,700,000	1,799,875
Avantor Funding, Inc.
4.63% due 07/15/28[1,8]	1,700,000	1,797,580
Sotheby’s/Bidfair Holdings, Inc.
5.88% due 06/01/29[8]	1,100,000	1,134,870
TreeHouse Foods, Inc.
4.00% due 09/01/28	1,150,000	1,108,428
Rent-A-Center, Inc.
6.38% due 02/15/29[8]	1,000,000	1,077,500
FAGE International S.A. / FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[1,8]	900,000	926,748
Par Pharmaceutical, Inc.
7.50% due 04/01/27[8]	798,000	807,975
Jaguar Holding Company II / PPD Development, LP
5.00% due 06/15/28[1,8]	700,000	754,250
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
6.13% due 04/01/29[1,8]	750,000	742,500
Central Garden & Pet Co.
4.13% due 10/15/30[1]	625,000	642,200
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22[8]	800,000	552,000
KeHE Distributors LLC / KeHE Finance Corp.
8.63% due 10/15/26[1,8]	494,000	536,608
Prestige Brands, Inc.
3.75% due 04/01/31[8]	513,000	506,588
Performance Food Group, Inc.
6.88% due 05/01/25[1,8]	450,000	478,125
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[8]	431,000	419,147

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 53.8% (continued)
Consumer, Non-cyclical - 6.1% (continued)
Charles River Laboratories International, Inc.
4.00% due 03/15/31[1,8]	300,000	$320,250
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
6.00% due 06/30/28[8]	250,000	156,250
Total Consumer, Non-cyclical		56,457,048
Industrial - 4.9%
Boeing Co.
5.81% due 05/01/50[1]	9,400,000	12,785,416
Artera Services LLC
9.03% due 12/04/25[1,8]	3,440,000	3,758,200
Cleaver-Brooks, Inc.
7.88% due 03/01/23[1,8]	3,100,000	3,057,220
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[1,8]	2,200,000	2,436,500
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[1,8]	2,300,000	2,344,275
Great Lakes Dredge & Dock Corp.
5.25% due 06/01/29[1,8]	2,100,000	2,168,250
Cellnex Finance Company S.A.
3.88% due 07/07/41[8]	1,750,000	1,768,077
Harsco Corp.
5.75% due 07/31/27[1,8]	1,625,000	1,685,938
Deuce FinCo plc
5.50% due 06/15/27	GBP 1,200,000	1,659,351
Howmet Aerospace, Inc.
6.88% due 05/01/25[1]	800,000	945,504
5.95% due 02/01/37[1]	500,000	630,625
Summit Materials LLC / Summit Materials Finance Corp.
5.25% due 01/15/29[1,8]	1,450,000	1,535,187
JELD-WEN, Inc.
6.25% due 05/15/25[1,8]	1,350,000	1,431,000
Grinding Media, Inc. / Moly-Cop AltaSteel Ltd.
7.38% due 12/15/23[1,8]	1,330,000	1,351,546
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[1,8]	950,000	980,875
5.50% due 04/15/24[8]	325,000	328,802
GrafTech Finance, Inc.
4.63% due 12/15/28[8]	1,160,000	1,183,200
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[1,10]	1,202,338	1,101,173
PGT Innovations, Inc.
6.75% due 08/01/26[1,8]	1,000,000	1,049,200
TK Elevator US Newco, Inc.
5.25% due 07/15/27[1,8]	950,000	1,003,742
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00% due 02/01/26[1,8]	725,000	756,719
GATX Corp.
4.00% due 06/30/30[1]	560,000	635,831
Hillenbrand, Inc.
5.75% due 06/15/25[1]	325,000	343,688
TransDigm, Inc.
8.00% due 12/15/25[8]	300,000	321,000
EnPro Industries, Inc.
5.75% due 10/15/26	115,000	120,774
Exide Technologies
11.00% due 10/31/24†††,11	2,353,687	3
Total Industrial		45,382,096
Communications - 4.7%
ViacomCBS, Inc.
4.95% due 05/19/50[1]	6,390,000	8,101,327
Corning, Inc.
4.38% due 11/15/57[1]	4,100,000	5,015,706
Altice France S.A.
5.13% due 01/15/29[1,8]	1,850,000	1,863,505
5.13% due 07/15/29[1,8]	1,700,000	1,718,734
7.38% due 05/01/26[1,8]	1,056,000	1,096,096
Vodafone Group plc
5.13% due 06/04/81[4]	4,100,000	4,238,293
Mav Acquisition Corp.
8.00% due 08/01/29[8]	3,150,000	3,094,875
5.75% due 08/01/28[8]	1,100,000	1,097,470
Walt Disney Co.
3.80% due 05/13/60[1]	2,820,000	3,367,530
AMC Networks, Inc.
4.25% due 02/15/29	2,650,000	2,630,125
UPC Broadband Finco BV
4.88% due 07/15/31[8]	2,550,000	2,603,677
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[1,8]	1,250,000	1,293,750
6.75% due 10/15/27[1,8]	750,000	801,562
Radiate Holdco LLC / Radiate Finance, Inc.
4.50% due 09/15/26[8]	1,800,000	1,874,214
Cengage Learning, Inc.
9.50% due 06/15/24[1,8]	1,416,000	1,454,940
TripAdvisor, Inc.
7.00% due 07/15/25[1,8]	1,350,000	1,427,760
CSC Holdings LLC
4.63% due 12/01/30[1,8]	788,000	772,595
Houghton Mifflin Harcourt Publishers, Inc.
9.00% due 02/15/25[1,8]	700,000	743,750
Ziggo Bond Company BV
5.13% due 02/28/30[1,8]	500,000	513,350
Total Communications		43,709,259
Energy - 4.2%
BP Capital Markets plc
4.88%[1,4,9]	6,750,000	7,440,728
Occidental Petroleum Corp.
6.20% due 03/15/40	2,100,000	2,504,250
7.00% due 11/15/27[1]	2,000,000	2,260,000
4.30% due 08/15/39[1]	2,100,000	2,136,750
ITT Holdings LLC
6.50% due 08/01/29[8]	4,150,000	4,233,000

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
CORPORATE BONDS†† - 53.8% (continued)
Energy - 4.2% (continued)
NuStar Logistics, LP
6.38% due 10/01/30[1]	3,600,000	$3,980,592
Hess Corp.
5.60% due 02/15/41[1]	1,550,000	1,932,970
6.00% due 01/15/40[1]	1,000,000	1,283,282
7.13% due 03/15/33	500,000	675,104
Global Partners Limited Partnership / GLP Finance Corp.
7.00% due 08/01/27[1]	1,625,000	1,688,456
6.88% due 01/15/29	1,025,000	1,063,315
CVR Energy, Inc.
5.25% due 02/15/25[1,8]	1,750,000	1,715,000
5.75% due 02/15/28[8]	350,000	345,569
Midwest Connector Capital Company LLC
4.63% due 04/01/29[1,8]	1,809,000	1,958,817
Cenovus Energy, Inc.
4.00% due 04/15/24[1]	900,000	962,352
3.95% due 04/15/22[1]	600,000	607,625
Rattler Midstream, LP
5.63% due 07/15/25[8]	1,250,000	1,312,500
Energy Transfer, LP
4.25% due 04/01/24[1]	1,000,000	1,072,778
Buckeye Partners, LP
4.35% due 10/15/24[1]	750,000	787,149
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	525,000	538,125
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[1,10]	257,840	278,995
Schahin II Finance Co. SPV Ltd.
due 09/25/22[8,11]	1,216,133	78,927
Basic Energy Services, Inc.
due 10/15/23[10,11]	500,000	48,750
Total Energy		38,905,034
Utilities - 2.5%
Midcap Funding XLVI Trust
5.59% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/29/24†††,6	9,250,000	9,248,520
Cheniere Corpus Christi Holdings LLC
3.52% due 12/31/39†††	6,200,000	6,398,338
Terraform Global Operating LLC
6.13% due 03/01/26[1,8]	2,180,000	2,242,675
Clearway Energy Operating LLC
3.75% due 02/15/31[1,8]	2,100,000	2,131,500
AES Corp.
3.95% due 07/15/30[1,8]	1,430,000	1,594,307
Petershill II Senior Secured Notes
5.00% due 12/02/39†††	839,000	896,446
5.00% due 07/15/39†††	161,000	172,024
Total Utilities		22,683,810
Basic Materials - 1.9%
Alcoa Nederland Holding BV
5.50% due 12/15/27[1,8]	3,625,000	3,901,406
6.13% due 05/15/28[8]	1,475,000	1,604,063
Carpenter Technology Corp.
6.38% due 07/15/28[1]	3,375,000	3,657,033
WR Grace & Company-Conn
4.88% due 06/15/27[8]	1,975,000	2,049,062
Clearwater Paper Corp.
4.75% due 08/15/28[1,8]	1,975,000	2,027,733
HB Fuller Co.
4.25% due 10/15/28[1]	1,150,000	1,175,208
Compass Minerals International, Inc.
6.75% due 12/01/27[1,8]	1,075,000	1,138,156
Illuminate Buyer LLC / Illuminate Holdings IV, Inc.
9.00% due 07/01/28[8]	875,000	966,875
Arconic Corp.
6.00% due 05/15/25[1,8]	350,000	370,492
Mirabela Nickel Ltd.
due 06/24/19[10,11]	1,388,176	69,409
Total Basic Materials		16,959,437
Technology - 1.5%
NCR Corp.
5.25% due 10/01/30[8]	2,125,000	2,220,625
6.13% due 09/01/29[1,8]	800,000	872,000
5.13% due 04/15/29[8]	500,000	518,419
Oracle Corp.
3.95% due 03/25/51	2,100,000	2,327,450
Twilio, Inc.
3.88% due 03/15/31[1]	2,000,000	2,090,000
TeamSystem SpA
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 02/15/28[6,8]	EUR 1,700,000	2,007,795
BY Crown Parent LLC / BY Bond Finance, Inc.
4.25% due 01/31/26[1,8]	1,175,000	1,236,687
Boxer Parent Company, Inc.
7.13% due 10/02/25[1,8]	1,100,000	1,177,495
Playtika Holding Corp.
4.25% due 03/15/29[1,8]	1,150,000	1,160,063
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% due 03/01/25[8]	400,000	404,000
Total Technology		14,014,534
Total Corporate Bonds
(Cost $468,895,429)		496,028,166
SENIOR FLOATING RATE INTERESTS††,6 - 43.4%
Consumer, Cyclical - 9.5%
CD&R Firefly Bidco Ltd.
4.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/23/25	GBP 5,340,000	7,310,541
Zephyr Bidco Ltd.
4.80% (1 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 3,000,000	4,099,290
7.55% (1 Month GBP LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	GBP 360,000	487,747

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Consumer, Cyclical - 9.5% (continued)
First Brands Group LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/30/27	4,189,500	$4,215,684
SP PF Buyer LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	4,218,477	4,145,961
CCRR Parent, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/06/28†††	3,990,000	4,004,963
Truck Hero, Inc.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 01/31/28	3,990,000	3,971,048
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25	3,786,602	3,706,137
MB2 Dental Solutions LLC
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	2,979,938	2,926,193
7.19% (3 Month USD LIBOR + 6.00% and Commercial Prime Lending Rate + 5.00%, Rate Floor: 7.00%) due 01/29/27†††	479,034	470,395
Accuride Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	3,315,938	3,153,690
WIRB - Copernicus Group, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 01/08/27	3,123,977	3,129,194
EnTrans International LLC
6.08% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 11/01/24	3,120,754	2,878,896
Packers Holdings LLC
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/09/28	2,769,431	2,742,318
BGIS (BIFM CA Buyer, Inc.)
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	2,704,899	2,681,231
American Trailer World Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/03/28	2,450,000	2,421,115
BRE/Everbright M6 Borrower LLC
due 08/19/26	2,300,000	2,288,500
Rent-A-Center, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 02/17/28	1,995,000	2,001,863
PetSmart LLC
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	2,000,000	2,001,660
Cast & Crew Payroll LLC
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/09/26	1,966,000	1,953,299
PT Intermediate Holdings III LLC
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 10/15/25†††	1,948,355	1,938,612
BCPE Empire Holdings, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/11/26	1,867,916	1,850,021
CNT Holdings I Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 11/08/27	1,845,375	1,843,327
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/03/25	1,921,862	1,832,976
Camin Cargo Control, Inc.
7.50% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	1,700,000	1,683,000
OEConnection LLC
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/25/26	1,672,765	1,659,517
Blue Nile, Inc.
7.50% (3 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 02/17/23	1,600,000	1,510,000
Power Solutions (Panther)
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/30/26	1,499,279	1,481,783
Alexander Mann
5.20% (6 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/16/25	1,300,000	1,252,875
SHO Holding I Corp.
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 04/26/24	1,278,981	1,192,650
6.23% (3 Month USD LIBOR + 5.23%, Rate Floor: 6.23%) due 04/29/24	21,197	19,766

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Consumer, Cyclical - 9.5% (continued)
Checkers Drive-In Restaurants, Inc.
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 04/25/24	1,281,814	$1,200,637
IBC Capital Ltd.
3.87% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 09/11/23	1,205,194	1,181,597
WESCO
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	1,130,624	1,128,018
Galls LLC
7.75% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/25†††	986,598	978,164
7.68% (3 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 01/31/24†††	133,295	126,302
Sovos Brands Intermediate, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 06/08/28	1,000,000	1,001,250
Holding SOCOTEC
due 06/30/28	900,000	898,317
ImageFIRST Holdings LLC
5.25% (2 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	896,296	892,935
CHG Healthcare Services, Inc.
4.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 4.00%) due 06/07/23	728,131	727,017
NES Global Talent
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 05/11/23	707,108	662,914
Drive Chassis (DCLI)
7.12% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.00%) due 04/10/26	500,000	505,155
American Tire Distributors, Inc.
7.00% (3 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 09/01/23	425,232	423,820
8.50% (1 Month USD LIBOR + 7.50% and 3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 09/02/24	81,410	81,308
BBB Industries LLC
4.58% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 08/01/25	297,024	296,190
Alterra Mountain Co.
4.00% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.00%) due 08/17/28	295,408	293,748
EG Finco Ltd.
4.15% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 02/07/25	289,547	287,422
Landrys, Inc.
13.00% (3 Month USD LIBOR + 12.00%, Rate Floor: 13.00%) due 10/04/23	200,000	216,000
Atlantic Aviation FBO, Inc.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 12/08/25	98,734	98,364
SHO Holding I Corp.
6.23% (3 Month USD LIBOR + 2.23%, Rate Floor: 3.23%) due 04/29/24†††	323	305
Total Consumer, Cyclical		87,853,715
Consumer, Non-cyclical - 8.1%
Women’s Care Holdings, Inc.
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	6,250,000	6,222,687
Valeo F1 Company Ltd.
5.32% (3 Month GBP LIBOR + 5.25%, Rate Floor: 5.25%) due 08/27/27	GBP 2,892,857	3,970,310
5.62% (3 Month GBP LIBOR + 5.50%, Rate Floor: 5.50%) due 08/27/27	GBP 1,607,143	2,205,728
Gibson Brands, Inc.
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 06/23/28	4,500,000	4,455,000
Blue Ribbon LLC
6.75% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	4,373,125	4,165,402
National Mentor Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	4,012,163	3,999,645
HAH Group Holding Co. LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 10/29/27	3,691,775	3,694,101
Quirch Foods Holdings LLC
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 10/27/27	3,681,500	3,690,704

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Consumer, Non-cyclical - 8.1% (continued)
Southern Veterinary Partners LLC
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	3,147,818	$3,151,753
Kronos Acquisition Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	2,539,282	2,474,226
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	2,551,173	2,461,882
Springs Window Fashions
8.58% (1 Month USD LIBOR + 8.50%, Rate Floor: 8.50%) due 06/15/26	1,350,000	1,350,675
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 06/16/25	880,985	880,800
Arctic Glacier Group Holdings, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/20/24	2,290,740	2,175,379
PlayPower, Inc.
5.65% (3 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 05/08/26	2,187,237	2,161,953
MDVIP LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 11/14/24	2,073,605	2,068,421
PetIQ LLC
4.75% (3 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28	2,000,000	1,980,000
Packaging Coordinators Midco, Inc.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 11/30/27	1,795,500	1,792,807
SCP Eye Care Services LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 03/16/28†††	1,789,773	1,785,298
EyeCare Partners LLC
3.86% (2 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 02/18/27	1,730,661	1,714,289
Diamond (BC) BV
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 09/06/24	1,716,969	1,705,517
Snacking Investments US LLC (Arnott’s)
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/18/26	1,674,500	1,677,983
Cambrex Corp.
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 12/04/26	1,678,814	1,675,456
Confluent Health LLC
5.08% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 06/24/26†††	1,568,000	1,568,000
California Cryobank
3.90% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/25	1,509,953	1,502,403
Hearthside Group Holdings LLC
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/23/25	1,413,750	1,405,805
Sierra Acquisition, Inc.
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 11/11/24†††	1,403,094	1,389,063
Mission Veterinary Partners
4.75% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/27/28	1,350,000	1,346,625
Endo Luxembourg Finance Company I SARL
5.75% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/27/28	1,296,750	1,257,121
Tecbid US, Inc.
3.90% (3 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 07/25/24†††	988,890	981,473
Pearl Intermediate Parent LLC
4.25% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 02/14/25	795,949	794,620
Atkins Nutritionals, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/07/24	696,415	697,863
Moran Foods LLC
11.75% (2 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) (in-kind rate was 10.75%) due 10/01/24[12]	340,644	298,915
8.00% (1 Month USD LIBOR - +0.00%, Rate Floor: 1.00%) (in-kind rate was 7.00%) due 04/01/24[12]	275,248	287,634
Examworks Group, Inc.
4.25% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 07/27/23	544,192	543,680

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Consumer, Non-cyclical - 8.1% (continued)
Kar Nut Products Company LLC
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/31/23†††	359,813	$358,392
6.00% (3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 03/31/24†††	20,561	20,480
Chefs’ Warehouse, Inc., The
5.58% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 06/23/25	296,992	296,992
Recess Holdings, Inc.
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 09/30/24	293,893	292,497
Total Consumer, Non-cyclical		74,501,579
Industrial - 8.0%
CapStone Acquisition Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27	4,598,492	4,598,492
DXP Enterprises, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	3,880,500	3,868,393
Charter Next Generation, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/01/27	3,781,000	3,780,395
American Bath Group LLC
4.25% (2 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 11/23/27	3,740,625	3,723,194
Pro Mach Group, Inc.
due 08/31/28	1,978,771	1,980,018
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 03/07/25	693,867	694,158
StandardAero
3.65% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 04/06/26	2,701,875	2,627,141
DG Investment Intermediate Holdings 2, Inc.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/31/28	2,598,779	2,595,999
Mileage Plus Holdings LLC
6.25% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 06/21/27	2,250,000	2,385,000
ILPEA Parent, Inc.
5.25% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28†††	2,333,017	2,327,185
YAK MAT (YAK ACCESS LLC)
10.13% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	2,980,000	2,294,600
Fortis Solutions Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 12/15/23†††	2,290,283	2,267,380
Waterlogic USA Holdings, Inc.
due 08/04/28	2,250,000	2,245,792
WP CPP Holdings LLC
4.75% (1 Month USD LIBOR + 3.75% and 3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/30/25	2,316,368	2,221,304
Aegion Corp.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28	2,200,000	2,216,500
Dispatch Terra Acquisition LLC
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	2,100,000	2,093,448
US Farathane LLC
5.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/23/24	2,073,750	2,053,012
TricorBraun Holdings, Inc.
3.75% (6 Month USD LIBOR + 3.25%, Rate Floor: 3.75%) due 03/03/28	2,025,402	2,005,411
STS Operating, Inc. (SunSource)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	2,016,917	1,998,643
Arcline FM Holdings LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28	1,950,000	1,930,500
NA Rail Hold Co. LLC
4.65% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 10/19/26	1,867,318	1,864,984
Pelican Products, Inc.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/01/25	1,855,287	1,843,691
Tank Holdings Corp.
5.75% (1 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 03/26/26	1,677,333	1,675,237
Anchor Packaging LLC
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 07/20/26	1,623,426	1,615,309

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Industrial - 8.0% (continued)
API Holdings III Corp.
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 05/11/26	1,568,000	$1,538,600
Service Logic Acquisition, Inc.
4.75% (2 Month USD LIBOR + 4.00% and 3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 10/29/27	1,528,749	1,531,623
Transcendia Holdings, Inc.
4.50% (1 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 05/30/24	1,739,658	1,471,455
Diversitech Holdings, Inc.
4.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.25%) due 12/02/24	1,389,249	1,387,513
Protective Industrial Products, Inc.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/29/27	1,371,563	1,367,283
TransDigm, Inc.
2.33% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 05/30/25	1,086,216	1,068,043
SLR Consulting Ltd.
4.09% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	793,980	775,718
6.48% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	207,744	202,966
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 06/23/25†††	GBP 39,120	52,554
Diversitech Holdings, Inc.
8.50% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.50%) due 06/02/25†††	1,000,000	1,000,000
MI Windows And Doors LLC
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/20/27	995,000	996,741
Vertical (TK Elevator)
4.40% (6 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 07/30/27	992,519	991,139
BHI Investments LLC
9.75% (3 Month USD LIBOR + 8.75%, Rate Floor: 9.75%) due 02/28/25†††	1,000,000	982,500
LTI Holdings, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/08/25	972,500	953,458
BWAY Holding Co.
3.34% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 04/03/24	686,859	668,403
Thermon Group Holdings, Inc.
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 10/30/24†††	536,674	533,991
Duran, Inc.
4.75% (6 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/29/24	475,023	467,898
CPM Holdings, Inc.
3.60% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 11/17/25	415,905	412,994
Titan Acquisition Ltd. (Husky)
3.17% (3 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	293,428	286,856
Park River Holdings, Inc.
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 12/28/27	140,285	139,338
Sundyne (Star US Bidco)
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 03/17/27	123,750	123,750
Total Industrial		73,858,609
Technology - 7.1%
Peraton Corp.
4.50% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/01/28	4,189,500	4,188,620
Transact Holdings, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 04/30/26	4,081,000	4,033,823
Provation Software Group, Inc.
5.50% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 12/22/27	3,890,250	3,841,622
Ascend Learning LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 07/12/24	3,672,250	3,675,702
Sportradar Capital SARL
4.25% (6 Month EURIBOR + 4.25%, Rate Floor: 4.25%) due 11/22/27	EUR 3,100,000	3,667,680
Valkyr Purchaser, LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 11/05/27	3,640,875	3,628,751
Planview Parent, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	3,333,250	3,337,417

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Technology - 7.1% (continued)
Sitecore Holding III A/S
7.00% (3 Month EURIBOR + 6.25%, Rate Floor: 6.25%) (in-kind rate was 0.75%) due 03/12/26†††,12	EUR 1,221,933	$1,423,606
7.50% (3 Month USD LIBOR + 6.25%, Rate Floor: 6.75%) due 03/12/26†††	548,309	540,876
8.25% (3 Month USD LIBOR + 7.00%, Rate Floor 7.50%) (in-kind rate was 0.75%) due 03/12/26†††,12	436,837	430,914
Concorde Lux
4.00% (6 Month EURIBOR + 4.00%, Rate Floor: 4.00%) due 03/01/28	EUR 2,000,000	2,366,245
Datix Bidco Ltd.
4.50% (6 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/28/25†††	2,001,644	1,991,264
7.96% (6 Month USD LIBOR + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	300,111	298,210
Project Ruby Ultimate Parent Corp.
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 03/10/28	2,294,250	2,282,779
Aston FinCo SARL
4.34% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/09/26	1,674,500	1,663,733
4.83% (3 Month GBP LIBOR + 4.75%, Rate Floor: 4.75%) due 10/09/26	GBP 400,000	541,242
Apttus Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/08/28	2,150,000	2,154,300
Ministry Brands LLC
5.00% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 12/02/22†††	2,134,719	2,102,698
Emerald TopCo, Inc. (Press Ganey)
3.63% (3 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/24/26	2,058,731	2,036,085
Upland Software, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/06/26	1,965,000	1,957,022
Atlas CC Acquisition Corp.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	1,950,000	1,954,329
Team.Blue Finco SARL
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 3.75%) due 03/27/28	EUR 1,655,405	1,950,238
Misys Ltd.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	1,912,875	1,888,734
Brave Parent Holdings, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 04/18/25	1,791,273	1,787,350
Wrench Group LLC
5.50% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 04/30/26	1,791,000	1,786,522
TIBCO Software, Inc.
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 06/30/26	1,728,125	1,715,164
Project Boost Purchaser LLC
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/01/26	1,670,250	1,656,337
Navicure, Inc.
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 10/22/26	1,522,396	1,517,646
24-7 Intouch, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25	1,458,750	1,456,927
1A Smart Start LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 08/19/27	1,240,641	1,237,018
Greenway Health LLC
4.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 02/16/24†††	967,254	938,237
Taxware Holdings (Sovos Compliance LLC)
5.00% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.00%) due 08/11/28	767,466	769,768
Epicor Software
4.00% (1 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 07/30/27	496,250	495,476
EXC Holdings III Corp.
4.50% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 12/02/24	98,219	97,851
Total Technology		65,414,186
Financial - 4.9%
Jones Deslauriers Insurance Management, Inc.
5.00% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	CAD 5,613,000	4,433,693
8.00% (3 Month USD LIBOR + 7.50%, Rate Floor: 8.00%) due 03/26/29†††	CAD 2,079,000	1,660,741

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Financial - 4.9% (continued)
Teneo Holdings LLC
6.25% (1 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 07/11/25	3,990,940	$3,945,045
HighTower Holding LLC
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	3,570,000	3,569,107
Franchise Group, Inc.
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	3,424,869	3,435,589
Higginbotham
6.25% (1 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 11/25/26†††	2,918,985	2,880,897
Alter Domus
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/17/28	2,793,000	2,786,018
Orion Advisor Solutions, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 09/24/27	2,738,761	2,738,076
Cross Financial Corp.
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 09/15/27	2,095,625	2,097,364
Eisner Advisory Group
6.25% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.25%) due 07/28/28	2,090,909	2,077,841
Duff & Phelps
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 04/09/27	1,980,000	1,980,931
PAI Holdco, Inc.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 10/28/27	1,845,375	1,843,068
Nexus Buyer LLC
3.84% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 11/09/26	1,674,500	1,669,711
NFP Corp.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 02/15/27	1,673,678	1,645,293
Aretec Group, Inc.
4.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.25%) due 10/01/25	1,657,500	1,645,069
Avison Young (Canada), Inc.
6.13% (3 Month USD LIBOR + 6.00%, Rate Floor: 6.00%) due 01/30/26	1,564,454	1,542,286
Claros Mortgage Trust, Inc.
6.00% (1 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/10/26	1,473,750	1,473,750
AmeriLife Holdings LLC
4.10% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 03/18/27	1,059,098	1,053,802
AmeriLife Holdings LLC
4.75% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/18/27†††	992,500	987,537
HUB International Ltd.
4.00% (2 Month USD LIBOR + 3.25% and 3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 04/25/25	985,050	983,740
USI, Inc.
3.40% (3 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 12/02/26	591,005	584,356
Situs AMC Holdings Corp.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/30/25	129,730	126,973
Total Financial		45,160,887
Basic Materials - 2.1%
Barentz Midco BV
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/30/27	1,990,013	1,990,013
Invictus MD Strategies Corp.
3.08% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 03/28/25	1,978,957	1,970,467
DCG Acquisition Corp.
4.59% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 09/30/26	1,968,163	1,965,703
PetroChoice Holdings
6.00% (2 Month USD LIBOR + 5.00% and 3 Month USD LIBOR + 5.00%, Rate Floor: 6.00%) due 08/19/22	1,987,573	1,910,554
Illuminate Buyer LLC
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 06/30/27	1,815,886	1,804,918
Ascend Performance Materials Operations LLC
5.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 08/27/26	1,575,311	1,595,743
LSF11 Skyscraper HoldCo SARL
4.25% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.25%) due 09/29/27	1,546,125	1,544,192
Niacet Corp.
5.50% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 02/01/24†††	1,525,069	1,509,819

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Basic Materials - 2.1% (continued)
NIC Acquisition Corp.
4.50% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	1,197,000	$1,194,008
Meridian Adhesives Group, Inc.
4.75% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 07/24/28	1,150,000	1,144,250
GrafTech Finance, Inc.
3.50% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.50%) due 02/12/25	1,111,835	1,111,602
Niacet BV
5.50% (1 Month EURIBOR + 4.50%, Rate Floor: 5.50%) due 02/01/24†††	EUR 703,547	822,619
Pregis TopCo LLC
4.50% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.50%) due 07/31/26	550,000	549,313
Vectra Co.
3.33% (1 Month USD LIBOR + 3.25%, Rate Floor: 3.25%) due 03/10/25	538,150	529,405
Noranda Aluminum Acquisition Corp.
due 02/28/19†††,11	468,781	155
Total Basic Materials		19,642,761
Communications - 1.8%
Syndigo LLC
5.25% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	4,289,250	4,278,527
Xplornet Communications, Inc.
4.83% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 06/10/27	3,614,492	3,606,757
Conterra Ultra Broadband Holdings, Inc.
5.75% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 04/30/26	1,960,000	1,956,335
Titan US Finco LLC
4.15% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 05/01/26	1,673,191	1,669,008
Flight Bidco, Inc.
7.58% (1 Month USD LIBOR + 7.50%, Rate Floor: 7.50%) due 07/23/26	1,300,000	1,222,000
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 07/23/25	439,824	432,862
Authentic Brands
4.00% (3 Month USD LIBOR + 3.25%, Rate Floor: 4.00%) due 09/27/24	1,189,703	1,184,123
Internet Brands, Inc.
3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 09/13/24	1,028,441	1,021,900
Recorded Books, Inc.
4.10% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/29/25	846,831	845,070
GTT Communications, Inc.
2.90% (3 Month USD LIBOR + 2.75%, Rate Floor: 2.75%) due 05/30/25	582,000	457,161
Houghton Mifflin Co.
7.25% (1 Month USD LIBOR + 6.25%, Rate Floor: 7.25%) due 11/22/24	8,884	8,878
Total Communications		16,682,621
Utilities - 1.5%
Hamilton Projects Acquiror LLC
5.75% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 06/17/27	5,400,214	5,364,195
Oregon Clean Energy LLC
4.75% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/02/26	2,342,469	2,113,633
UGI Energy Services, Inc.
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 08/13/26	1,617,000	1,617,000
Panda Stonewall
6.50% (3 Month USD LIBOR + 5.50%, Rate Floor: 6.50%) due 11/12/21	1,779,908	1,599,692
Franklin Energy (KAMC Holdings, Inc.)
4.12% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 08/14/26	1,621,125	1,523,858
Panda Hummel
3.83% (1 Month USD LIBOR + 3.75%, Rate Floor: 3.75%) due 04/27/22†††	1,256,092	1,168,165
EIF Channelview Cogeneration LLC
5.25% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 05/03/25	370,195	369,269
Panda Hummel
7.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) due 10/27/22	178,163	166,953
Total Utilities		13,922,765
Energy - 0.4%
SeaPort Financing LLC
5.59% (1 Month USD LIBOR + 5.50%, Rate Floor: 5.50%) due 10/31/25†††	1,457,634	1,443,057

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,6 - 43.4% (continued)
Energy - 0.4% (continued)
Venture Global Calcasieu Pass LLC
2.46% (1 Month USD LIBOR + 2.38%, Rate Floor: 2.38%) due 08/19/26†††	1,492,350	$1,410,271
Permian Production Partners LLC
9.00% (1 Month USD LIBOR + 6.00%, Rate Floor: 7.00%) (in-kind rate was 2.00%) due 11/24/25†††,12	346,360	311,724
Centurion Pipe
4.08% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.00%) due 09/29/25	199,000	195,269
Total Energy		3,360,321
Total Senior Floating Rate Interests
(Cost $400,209,747)		400,397,444
ASSET-BACKED SECURITIES†† - 13.0%
Collateralized Loan Obligations - 5.2%
Palmer Square Loan Funding Ltd.
2021-3A, 5.17% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 07/20/29[6,8]	7,000,000	6,999,387
2021-2A, 5.13% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.00%) due 05/20/29[6,8]	2,000,000	1,999,963
LoanCore Issuer Ltd.
2019-CRE2, 1.60% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 05/15/36[1,6,8]	4,750,000	4,749,213
ABPCI Direct Lending Fund CLO I LLC
2021-1A, 4.63% (3 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 04/20/32[1,6,8]	3,000,000	2,999,896
Marathon CRE Ltd.
2018-FL1, 3.09% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[1,6,8]	3,000,000	2,994,159
Diamond CLO Ltd.
2018-1A, 3.84% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[1,6,8]	3,000,000	2,993,797
Marathon CLO V Ltd.
2017-5A, 1.98% (3 Month USD LIBOR + 1.85%) due 11/21/27[1,6,8]	2,000,000	1,981,788
2013-5A, due 11/21/27[8,13]	3,566,667	430,140
Newstar Commercial Loan Funding LLC
2017-1A, 5.24% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 03/20/27[1,6,8]	2,000,000	2,002,402
2017-1A, 3.64% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[1,6,8]	250,000	250,097
Golub Capital Partners Clo 49M Ltd.
2021-49A, 3.95% (3 Month USD LIBOR + 3.85%, Rate Floor: 3.85%) due 08/26/33[6,8]	2,250,000	2,250,000
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[8,13]	3,555,000	2,218,675
First Eagle Clarendon Fund CLO LLC
2015-1A, 4.48% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[1,6,8]	1,500,000	1,499,805
2019-1A, 3.18% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 01/25/27[1,6,8]	550,000	550,081
Cerberus Loan Funding XXX, LP
2020-3A, 3.78% (3 Month USD LIBOR + 3.65%, Rate Floor: 3.65%) due 01/15/33[1,6,8]	2,000,000	2,024,702
Cerberus Loan Funding XXVI, LP
2021-1A, 4.23% (3 Month USD LIBOR + 4.10%, Rate Floor: 4.10%) due 04/15/31[6,8]	1,750,000	1,749,793
Monroe Capital CLO Ltd.
2017-1A, 3.74% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[1,6,8]	1,750,000	1,746,817
Treman Park CLO Ltd.
2015-1A, due 10/20/28[1,8,13]	2,000,000	1,566,561
Dryden Senior Loan Fund
due 01/15/31[13]	2,998,799	1,425,929
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 01/14/32[8,13]	2,600,000	1,030,804
Voya CLO Ltd.
2013-1A, due 10/15/30[8,13]	3,000,000	946,200
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[8,13]	1,250,000	567,268

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 13.0% (continued)
Collateralized Loan Obligations - 5.2% (continued)
KVK CLO Ltd.
2013-1A, due 01/14/28[1,8,13]	2,300,000	$519,489
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[8,13]	1,050,000	499,275
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[8,13]	1,500,000	495,274
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[8,13]	1,153,846	431,214
Babson CLO Ltd.
2014-IA, due 07/20/25[8,13]	3,000,000	332,700
A10 Permanent Asset Financing LLC
2017-II, 6.24% (WAC) due 06/15/51†††,6,8	250,000	277,940
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[1,8,13]	2,600,000	234,289
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[13]	759,981	118,937
West CLO Ltd.
2013-1A, due 11/07/25[8,13]	1,350,000	42,795
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[8,13]	602,740	669
Total Collateralized Loan Obligations		47,930,059
Transport-Aircraft - 3.4%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[1,8]	3,243,370	3,241,788
2016-1, 4.45% due 08/15/41	1,853,138	1,853,246
2019-1A, 3.97% due 04/15/39[1,8]	1,490,518	1,491,288
due 12/31/30†††	3,054,105	229,688
AASET Trust
2019-2, 4.46% due 10/16/39[1,8]	3,524,131	3,014,515
2020-1A, 4.34% due 01/16/40[8]	1,959,012	1,404,972
2019-1, 3.84% due 05/15/39[1,8]	1,204,803	1,201,010
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[1,8,14]	4,687,206	4,688,366
WAVE LLC
2019-1, 3.60% due 09/15/44[1,8]	2,480,823	2,485,823
Falcon Aerospace Ltd.
2019-1, 3.60% due 09/15/39[1,8]	1,213,879	1,205,609
2017-1, 6.30% due 02/15/42[8]	800,405	769,410
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[8]	1,750,479	1,898,181
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[1,8]	1,816,118	1,821,630
Sapphire Aviation Finance II Ltd.
2020-1A, 4.34% due 03/15/40[8]	1,870,268	1,647,002
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[1,8]	1,497,069	1,493,871
MAPS Ltd.
2019-1A, 4.46% due 03/15/44[1,8]	1,297,193	1,310,732
Sapphire Aviation Finance I Ltd.
2018-1A, 4.25% due 03/15/40[1,8]	783,815	776,044
Stripes Aircraft Ltd.
2013-1 A1, 3.58% (1 Month USD LIBOR + 3.50%, Rate Floor: 3.50%) due 03/20/23†††,6	498,815	480,129
Airplanes Pass Through Trust
2001-1A, due 03/15/19†††,6,10,11	6,677,317	–
Total Transport-Aircraft		31,013,304
Whole Business - 1.4%
Applebee’s Funding LLC / IHOP Funding LLC
2019-1A, 4.19% due 06/07/49[1,8]	7,394,125	7,516,793
TSGE
2017-1, 6.25% due 09/25/31†††	5,000,000	5,151,425
Total Whole Business		12,668,218
Infrastructure - 1.3%
VB-S1 Issuer LLC
2020-1A, 6.66% due 06/15/50[8]	6,300,000	6,872,079
Diamond Issuer LLC
2020-1A, 5.93% due 07/20/50[8]	2,700,000	2,722,383
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 5.92% due 06/15/48[8]	1,883,684	1,865,695
Total Infrastructure		11,460,157
Financial - 1.2%
Aesf Vi Verdi, LP
2.15% (3 Month EURIBOR + 2.15%, Rate Floor: 2.15%) due 11/25/24†††,6	EUR 3,894,402	4,581,628
Ceamer Finance LLC
3.69% due 03/22/31†††	4,000,000	3,944,920

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 13.0% (continued)
Financial - 1.2% (continued)
Nassau LLC
2019-1, 3.98% due 08/15/34[1,8]	1,749,985	$1,772,296
KKR Core Holding Company LLC
4.00% due 07/15/31†††	580,000	578,614
NCBJ
2015-1A, 5.88% due 07/08/22†††	335,972	340,780
KKR Core Holding Company LLC
4.00% due 07/15/31	2,320,000	–
Total Financial		11,218,238
Net Lease - 0.3%
CARS-DB4, LP
2020-1A, 4.95% due 02/15/50[1,8]	2,750,000	2,887,950
Diversified Payment Rights - 0.1%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††	1,100,000	1,175,031
Collateralized Debt Obligations - 0.1%
Anchorage Credit Funding 4 Ltd.
2021-4A, 3.52% due 04/27/39[8]	1,000,000	1,000,098
Insurance - 0.0%
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[1,10]	317,657	294,710
Transport-Rail - 0.0%
Trinity Rail Leasing, LP
2009-1A, 6.66% due 11/16/39[1,8]	142,542	156,486
Total Asset-Backed Securities
(Cost $123,518,097)		119,804,251
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 6.7%
Government Agency - 3.0%
Uniform MBS 30 Year
due 10/14/21[6]	26,500,000	27,475,730
Residential Mortgage-Backed Securities - 1.9%
Lehman XS Trust Series
2006-18N, 0.44% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 12/25/36[6]	3,095,768	3,200,652
2006-16N, 0.29% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[6]	1,492,569	1,505,313
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 0.25% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[6]	1,892,721	1,591,971
2007-HE4, 0.33% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[6]	1,115,812	835,610
2007-HE2, 0.27% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[6]	1,495,997	728,722
Home Equity Mortgage Loan Asset-Backed Trust Series INABS
2006-E, 0.29% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 04/25/37[6]	2,809,149	2,322,372
Argent Securities Trust
2006-W5, 0.38% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 06/25/36[6]	2,535,103	2,021,655
GSAA Home Equity Trust
2006-16, 0.42% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 10/25/36[6]	4,338,816	1,639,030
American Home Mortgage Assets Trust
2006-6, 0.29% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[6]	1,775,857	1,534,755
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 0.30% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[6]	2,939,345	1,345,624
GSAA Trust
2007-3, 0.42% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 03/25/47[6]	1,617,980	635,293
Total Residential Mortgage-Backed Securities		17,360,997
Military Housing - 1.6%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.50% (WAC) due 11/25/52[6,10]	3,578,105	3,698,279

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

	Face Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 6.7% (continued)
Military Housing - 1.6% (continued)
2015-R1, 0.91% (WAC) due 11/25/55[6,8,15]	41,175,736	$2,766,676
2015-R1, 0.65% (WAC) due 11/25/52[6,8,15]	33,542,603	1,885,903
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44†††,8	3,500,000	4,470,375
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52[8]	1,557,352	1,736,968
2007-AET2, 6.06% due 10/10/52[8]	466,878	538,454
Total Military Housing		15,096,655
Commercial Mortgage-Backed Securities - 0.2%
GS Mortgage Securities Corporation Trust
2020-DUNE, 2.60% (1 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 12/15/36[6,8]	2,000,000	1,946,289
Total Collateralized Mortgage Obligations
(Cost $62,797,528)		61,879,671
U.S. TREASURY BILLS†† - 1.8%
U.S. Treasury Bills
0.03% due 11/26/21[1,17]	9,500,000	9,498,903
0.03% due 09/16/21[1,17]	3,000,000	2,999,963
0.04% due 10/12/21[1,17]	3,000,000	2,999,863
0.03% due 09/09/21[1,17]	1,000,000	999,992
Total U.S. Treasury Bills
(Cost $16,499,075)		16,498,721
MUNICIPAL BONDS†† - 0.1%
Oklahoma - 0.1%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	455,385
Total Municipal Bonds
(Cost $400,000)		455,385
	Notional Value/Contracts
OTC OPTIONS PURCHASED† - 0.3%
Call Options on:
Citibank, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40††	$295,300,000	1,444,017
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.61††	99,000,000	327,690
Bank of America, N.A. 2Y-10 CMS CAP Expiring July 2022 with strike price of $0.40††	5,000,000	24,450
Total Call Options		1,796,157
Put Options on:
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $4,340.00	139	1,054,315
Total Put Options		1,054,315
Total OTC Options Purchased
(Cost $2,553,145)		2,850,472
Total Investments - 135.7%
(Cost $1,220,378,423)		$1,251,347,081
	Face Amount~
Collateralized Mortgage Obligations Sold Short†† - (3.0)%
Government Agency - (3.0)%
Uniform MBS 30 Year
due 10/14/21	26,500,000	(28,054,781)
Total Collateralized Mortgage Obligations Sold Short
(Proceeds $28,022,350)		(28,054,781)
	Contracts
LISTED OPTIONS WRITTEN† - (0.2)%
Call Options on:
Matterport, Inc. Expiring March 2022 with strike price of $17.50 (Notional Value $302,868)	188	$(51,230)
Matterport, Inc. Expiring March 2022 with strike price of $15.00 (Notional Value $979,488)	608	(218,880)
S&P 500 Index Expiring September 2021 with strike price of $4,435.00 (Notional Value $67,387,932)	149	(1,636,765)
Total Listed Options Written
(Premiums received $1,222,935)		(1,906,875)

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

OTC OPTIONS WRITTEN† - (0.1)%

Put Options on:
Citibank, N.A. S&P 500 Index Expiring November 2021 with strike price of $3,980.00 (Notional Value $62,865,252)	139	(475,380)
Total OTC Options Written
(Premiums received $842,941)		(475,380)
Other Assets & Liabilities, net - (32.4)%		(298,432,957)
Total Net Assets - 100.0%		$922,477,088

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	298	Sep 2021	$67,351,725	$4,261,286

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums (Received)	Unrealized Depreciation**
J.P. Morgan Securities LLC	CME	Receive	3-Month USD LIBOR	1.58%	Quarterly	04/28/31	$9,670,000	$(234,207)	$(2,897)	$(231,310)

Forward Foreign Currency Exchange Contracts††

						Unrealized
						Appreciation
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	(Depreciation)
Goldman Sachs International	ILS	Buy	5,707,550	1,554,800 USD	1/31/2022	$231,088
Bank of America, N.A.	GBP	Sell	9,585,000	13,291,424 USD	9/16/2021	111,260
Citibank, N.A.	EUR	Sell	7,861,000	9,397,205 USD	9/30/2021	107,404
Barclays Bank plc	CAD	Sell	10,580,000	8,458,087 USD	9/16/2021	69,663
Barclays Bank plc	EUR	Buy	1,870,000	2,209,565 USD	9/30/2021	322
Citibank, N.A.	EUR	Buy	2,100,000	2,494,629 USD	9/30/2021	(12,937)
Barclays Bank plc	EUR	Sell	11,320,000	13,297,213 USD	9/16/2021	(76,313)
Goldman Sachs International	ILS	Sell	5,707,550	1,691,893 USD	1/31/2022	(93,995)
						$336,492

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation).
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of these securities have been physically segregated in connection with futures contracts, options, borrowings, reverse reupurchase agreements and unfunded loan commitments. As of August 31, 2021, the total value of segregated securities was $362,612,552.
[2]	Special Purpose Acquisition Company (SPAC).
[3]	Affiliated issuer.
[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]	Rate indicated is the 7-day yield as of August 31, 2021.

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

[6]	Variable rate security. Rate indicated is the rate effective at August 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[7]	Variable rate security. Rate indicated is the rate effective at August 31, 2021. The rate is linked to the volatility-adjusted performance of the series 1 securities due 2069 of the underlying company, Alphas Managed Accounts Platform LXXIX Limited.
[8]	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $388,042,301 (cost $374,073,434), or 42.1% of total net assets.
[9]	Perpetual maturity.
[10]	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,542,256 (cost $14,625,382), or 0.7% of total net assets — See Note 7.
[11]	Security is in default of interest and/or principal obligations.
[12]	Payment-in-kind security.
[13]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[14]	Security is a step down bond, with 3.97% coupon rate until November 14, 2026. Future rate will be 2.00% commencing on November 15, 2026.
[15]	Security is an interest-only strip.
[16]	All or a portion of this security is pledged as interest rate swap collateral at August 31, 2021.
[17]	Rate indicated is the effective yield at the time of purchase.

CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CMS — Constant Maturity Swap
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
ILS — Israeli New Shekel
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
PPV — Public-Private Venture
SARL — Société à Responsabilité Limitée
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at August 31, 2021 (See Note 4 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 46,640,042	$ 2,146,070	$ 618,073	$ 49,404,185
Preferred Stocks	—	43,803,240	761,240	44,564,480
Warrants	1,376,043	—	—	1,376,043
Closed-End Funds	43,070,290	—	—	43,070,290
Money Market Fund	15,017,973	—	—	15,017,973
Corporate Bonds	—	456,507,231	39,520,935	496,028,166
Senior Floating Rate Interests	—	344,263,482	56,133,962	400,397,444
Asset-Backed Securities	—	103,044,096	16,760,155	119,804,251
Collateralized Mortgage Obligations	—	57,409,296	4,470,375	61,879,671
U.S. Treasury Bills	—	16,498,721	—	16,498,721
Municipal Bonds	—	455,385	—	455,385
Options Purchased	1,054,315	1,796,157	—	2,850,472
Equity Futures Contracts*	4,261,286	—	—	4,261,286
Forward Foreign Currency Exchange Contracts*	—	519,737	—	519,737
Total Assets	$ 111,419,949	$ 1,026,443,415	$ 118,264,740	$ 1,256,128,104

Guggenheim Strategic Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Collateralized Mortgage Obligations Sold Short	$ —	$ 28,054,781	$ —	$ 28,054,781
Options Written	2,382,255	—	—	2,382,255
Interest Rate Swap Agreements*	—	231,310	—	231,310
Forward Foreign Currency Exchange Contracts*	—	183,245	—	183,245
Unfunded Loan Commitments (Note 6)	—	—	1,283,432	1,283,432
Total Liabilities	$ 2,382,255	$ 28,469,336	$ 1,283,432	$ 32,135,023

* This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $257,745,258 are categorized as Level 2 within the disclosure hierarchy — See Note 3.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at August 31, 2021	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$11,756,492	Yield Analysis	Yield	2.2%-13.0%	3.2%
Asset-Backed Securities	4,425,049	Option Adjusted Spread off the prior month end broker quote	Broker Quote	-	-
Asset-Backed Securities	578,614	Third Party Pricing	Trade Price	-	-
Collateralized Mortgage Obligations	4,470,375	Option Adjusted Spread off the prior month end broker quote	Broker Quote	-	-
Common Stocks	341,712	Model Price	Purchase Price
Common Stocks	166,272	Enterprise Value	Valuation Multiple	2.1x-18.5x	11.6x
Common Stocks	110,089	Model Price	Market Comparable Yields	12.1%	-
Corporate Bonds	30,533,451	Option Adjusted Spread off the prior month end broker quote	Broker Quote	-	-
Corporate Bonds	6,868,071	Third Party Pricing	Vendor Price	-	-
Corporate Bonds	1,068,470	Yield Analysis	Yield	3.8%	-
Corporate Bonds	1,050,943	Model Price	Purchase Price	-	-
Preferred Stocks	761,240	Model Price	Purchase Price	-	-
Senior Floating Rate Interests	38,278,828	Third Party Pricing	Broker Quote	-	-
Senior Floating Rate Interests	14,478,647	Yield Analysis	Yield	4.8%-8.0%	6.6%
Senior Floating Rate Interests	3,249,880	Model Price	Market Comparable Yields	6.5%-10.4%	7.7%
Senior Floating Rate Interests	126,607	Model Price	Purchase Price	-	-
Total Assets	$118,264,740
Liabilities:
Unfunded Loan Commitments	$1,283,432	Model Price	Purchase Price	-	-

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, market comparable yields or valuation multiple would generally result in significant changes in the fair value of the security.

The Fund’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfers between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended August 31, 2021, the Fund had securities with a total value of $7,498,737 transfer into Level 3 from Level 2 due to a lack of observable inputs and had securities with a total value of $9,198,395 transfer into Level 2 from Level 3 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilitzed significant observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2021.

	Assets							Liabilities
	Asset-Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$21,322,803	$4,473,052	$38,752,769	$67,861,369	$1,408,510	$761,240	$134,579,743	$(851,599)
Purchases/(Receipts)	580,000	-	-	(290,515)	-	-	289,485	(893,973)
(Sales, maturities and paydowns)/Fundings	(4,825,439)	-	-	(10,389,636)	(93,895)	-	(15,308,970)	106,068
Amortization of premiums/discounts	132,674	(2,072)	(15,357)	165,093	-	-	280,338	-
Total realized gains (losses) included in earnings	382,696	-	-	95,373	93,896	-	571,965	377,743
Total change in unrealized appreciation (depreciation) included in earnings	(832,579)	(605)	783,523	(615,055)	216,553	-	(448,163)	(21,671)
Transfers into Level 3	-	-	-	7,498,737	-	-	7,498,737	-
Transfers out of Level 3	-	-	-	(8,191,404)	(1,006,991)	-	(9,198,395)	-
Ending Balance	$16,760,155	$4,470,375	$39,520,935	$56,133,962	$618,073	$761,240	$118,264,740	$(1,283,432)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2021	$(832,579)	$(605)	$783,523	$(363,366)	$(41,746)	$-	$(454,773)	$117,953

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments, result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended August 31, 2021, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/21	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/21	Shares 08/31/21
Common Stocks
BP Holdco LLC*	$19,419	$–	$–	$–	$19,409	$38,828	55,076
Targus Group International Equity, Inc.*	30,190	–	–	–	1,439	31,629	12,989
	$49,609	$–	$–	$–	$20,848	$70,457

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Note 1 – Organization

Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.

For information on the Fund’s other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual shareholder report.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of interest rate swap agreements entered into by the Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the previous day’s Chicago Mercantile Exchange close price, adjusted for the current day’s spreads.

The values of other swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index or other underlying position that the swaps pertain to at the close of the NYSE.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

The Fund may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the funds raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable.

Note 3 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Schedule of Investments.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Options Purchased and Written

 A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Securities held as collateral are noted on the Schedule of Investments.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing OTC swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and /or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At August 31, 2021, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$ 1,190,290,378	$ 62,566,863	$ (27,580,728)	$ 34,986,135

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2021

Note 6 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of August 31, 2021. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of August 31, 2021, were as follows:

Borrower	Maturity Date		Face Amount*	Value
Alexander Mann	12/16/24	GBP	1,250,000	$143,217
CapStone Acquisition Holdings, Inc.	11/12/27		828,400	7,304
Care BidCo	04/15/26	EUR	1,000,000	109,600
CCC Information Services, Inc.	04/27/22		1,250,000	525
Datix Bidco Ltd.	09/22/21	GBP	1,000,000	–
DG Investment Intermediate Holdings 2, Inc.	03/31/28		101,221	108
Eisner Advisory Group	08/13/28		209,091	1,307
Examworks Group, Inc.	01/27/23		1,500,000	71,082
Fortis Solutions Group LLC	12/15/23		163,320	1,633
Galls LLC	01/31/24		7,651	401
Higginbotham	11/25/26		823,699	3,786
HighTower Holding LLC	04/21/28		430,000	107
ImageFIRST Holdings LLC	04/27/28		203,704	764
Jones Deslauriers Insurance Management, Inc.	03/26/29	CAD	208,000	–
MB2 Dental Solutions LLC	01/29/27		582,951	10,514
Medline Industries, Inc.	08/06/22		4,600,000	–
National Mentor Holdings, Inc.	03/02/28		178,667	826
Polaris Newco LLC	06/04/26		4,400,000	563,971
Pro Mach Group, Inc.	08/12/28		321,229	–
PT Intermediate Holdings III LLC	10/15/25		273,855	1,369
SCP Eye Care Services LLC	03/16/28		310,227	776
SeaPort Financing LLC	10/31/23		2,650,000	82,121
Service Logic Acquisition, Inc.	10/29/27		317,537	–
SHO Holding I Corp.	04/27/24		500,000	33,750
Sitecore Holding III A/S	10/04/21		491,852	–
Southern Veterinary Partners LLC	10/05/27		436,364	3,800
Taxware Holdings (Sovos Compliance LLC)	08/11/28		132,534	–
Team.Blue Finco SARL	03/27/28	EUR	94,595	279
TricorBraun Holdings, Inc.	03/03/28		374,598	3,697
Venture Global Calcasieu Pass LLC	08/19/26		953,329	52,433
Vertical (TK Elevator)	01/29/27	EUR	1,750,000	190,062
				$1,283,432

* The face amount is denominated in U.S. dollars unless otherwise indicated.

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

Note 7– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, due 03/15/19[1,2]	10/14/09	$5,384,675	$-
Atlas Mara Ltd.
due 12/31/21[2]	10/01/15	2,172,438	1,050,940
Basic Energy Services, Inc.
due 10/15/23[2]	09/25/18	497,666	48,750
CBC Insurance Revenue Securitization LLC
2016-1, 5.25% due 07/15/46[3]	08/09/19	309,686	294,710
FLNG Liquefaction 2 LLC
4.13% due 03/31/38[3]	07/23/19	224,997	278,995
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 5.50% (WAC) due 11/25/52[1]	09/10/19	3,578,104	3,698,279
Mirabela Nickel Ltd.
due 06/24/19[2]	12/31/13	1,259,370	69,409
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[3]	12/17/12	1,198,446	1,101,173
		$14,625,382	$6,542,256

[1]	Variable rate security. Rate indicated is the rate effective at August 31, 2021. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
[2]	Security is in default of interest and/or principal obligations.
[3]	All or a portion of these securities have been physically segregated in connection with borrowings and reverse repurchase agreements.

Note 8 – COVID-19

The global ongoing crisis caused by the outbreak of COVID-19 and the current recovery underway is causing disruption to consumer demand and economic output and supply chains. There are still travel restrictions and quarantines, and adverse impacts on local and global economies. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and public health conditions around the world, the Fund’s investments and a shareholder’s investment in the Fund are subject to sudden and substantial losses, increased volatility and other adverse events. Firms through which investors invest with the Fund, the Fund, its service providers, the markets in which it invests and market intermediaries are also impacted by quarantines and similar measures intended to respond to and contain the ongoing pandemic, which can obstruct their functioning and subject them to heightened operational and other risks.

Note 9 - Subsequent Event
As previously announced on August 24, 2021, the Fund’s shareholders approved the mergers of the Guggenheim Enhanced Equity Income Fund and the Guggenheim Credit Allocation Fund with and into the Fund to be effective with the open of the New York Stock Exchange on October 25, 2021, subject to the satisfaction of certain customary closing conditions.

OTHER INFORMATION (Unaudited)	August 31, 2021

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.